UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 10, 2012

RVUE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-54348	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

100 N.E. 3rd Avenue, Suite 200, Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)

954-525-6464

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 27, 2012, rVue Holdings, Inc. (the “Company”) entered into (i) a Promissory Note Purchase Agreement (the “Purchase Agreement”) with the investors listed therein (“Noteholders), (ii) a Collateral Agent Agreement (the “Collateral Agent Agreement”) with the Noteholders and David A. Loppert, as collateral agent, and (iii) a Security Agreement (the “Security Agreement”) with the Noteholders and David A. Loppert, as collateral agent. Pursuant to the terms of the Purchase Agreement, the Company was authorized to sell secured convertible promissory notes up to an aggregate principal amount of $1,275,000 (the “Notes”) and warrants to purchase up to 3,187,500 shares of the Company’s common stock (the “Warrants”).

On May 10, 2012, the Company and iVue Holdings, LLC, as the holder of the Requisite Majority (as defined in the Purchase Agreement) of Notes, agreed to amend the Purchase Agreement to: (i) issue up to an additional $500,000 of Notes, (ii) remove the ratchet language providing for an adjustment to the conversion price of the Notes and the exercise price of the Warrants in the event $1.5 million in common equity was not raised by the Company within 180 days of the original sale of the Notes, and (iii) change the collateral agent from David A. Loppert to Theresa M. Roche.

On May 11, 2012, the Company issued additional Notes in the aggregate principal amount of $300,000 (out of the additional $500,000 that was just authorized) and Series C Warrants to purchase 750,000 shares of our common stock (the “Warrant Stock”), at $.20 per share (the “Warrant Price”) exercisable for a period of five years to an entity that is wholly owned by a stockholder and director of ours who beneficially controlled 12.8% of our outstanding shares of common stock as of May 11, 2012. We received net proceeds of $300,000 from the sale of these additional Notes.

The Notes bear interest at the rate of 6% per annum.  To the extent that the Notes have not been previously converted in accordance with its terms, the Company shall repay the outstanding principal balance of the Notes, and any accrued but unpaid interest then due and payable, in full on January 31, 2013 (the “Maturity Date”). At the Maturity Date, the Holder may, at its option, convert the unpaid principal and accrued interest into shares of the Company’s common stock at $.20 per share.

The Warrant Stock may be redeemed prior to the expiration date of the Warrants, at the option of the Company, at a price of $.001 per share (the “Redemption Price”) upon 10 days written notice to the Holder; provided that (i) our shares of common stock have had a closing sales price greater than $1.00 per share for twenty (20) consecutive trading days and (ii) at the date of the redemption notice and during the entire redemption period there is an effective registration statement covering the resale of the Warrant Stock. The Warrant may be exercised by the Holder, for cash, at any time after notice of redemption has been given by the Company and prior to the time and date fixed for redemption. On and after the redemption date, the Holder shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price of the applicable Warrant Stock.

If the Company enters into a financing of its equity securities after January 27, 2012, but prior to the Maturity Date, in which the Company receives aggregate gross proceeds of at least $500,000 (a “Subsequent Offering”) then all of the unpaid principal amount of the Notes and any accrued but unpaid interest on the Notes shall automatically (without any further action required by the Holder or the Company) be deemed converted into fully paid and non-assessable securities of the Company sold in the Subsequent Offering (the “Subsequent Offering Securities”) on the same terms and conditions as the investors in the Subsequent Offering; provided, however, that the number of Subsequent Offering Securities to be issued to the Holder upon such conversion shall be equal to the quotient, rounded to the nearest whole number, obtained by dividing (x) the unpaid principal amount of the Note plus any accrued but unpaid interest thereon by the lower of (y) 70% of the price per security issued in the Subsequent Offering or (z) $.20.

The Notes are secured by a first priority security interest on all of the Company’s and its subsidiaries’ assets pursuant to a Security Agreement, which also provides that Theresa M. Roche, shall act as Collateral Agent for the investor.  The investor and Theresa M. Roche have entered into a Collateral Agent Agreement in connection with this arrangement.

In connection with the sale of the Notes, the Company agreed to reimburse the investor for costs and expenses incurred by it (including, without limitation, legal and administrative fees) in the amount of $30,000 payable by the issuance of 150,000 shares our common stock within 15 business days from May 11, 2012.

The foregoing description of the transaction and the documents does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Amendment to Purchase Agreement, Collateral Agent Agreement and Security Agreement, filed as Exhibit 4.1 hereto, (ii) the Form of Secured Convertible Promissory Note, which is filed as Exhibit 4.2 hereto, (iii) the Form of Warrant which is filed as Exhibit 4.3 hereto, (iv) the Promissory Note Purchase Agreement, which is filed as Exhibit 4.4 hereto, (v) the Security Agreement, which is filed as Exhibit 4.5 hereto, and (vi) the Collateral Agent Agreement, which is filed as Exhibit 4.6 hereto, each of which is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Amendment to Purchase Agreement, Collateral Agent Agreement and Security Agreement, dated as of May 10, 2012 by and between rVue Holdings, Inc. and iVue Holdings LLC
4.2	Form of Secured Convertible Promissory Note (1)
4.3	Form of Warrant (1)
4.4	Promissory Note Purchase Agreement dated as of May 11, 2012 among the Company and the investor listed therein
4.5	Security Agreement dated as of May 11, 2012 among the Company, the collateral agent and the noteholder listed therein
4.6	Collateral Agent Agreement dated as of May 11, 2012 among Jean M. Roche, as collateral agent, and the noteholder listed therein

(1) Incorporated by reference to the copy of such document included as an exhibit to our Current Report on Form 8-K filed on February 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

Dated: May 15, 2012	By: /s/David A. Loppert
David A. Loppert
Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
4.1	Amendment to Purchase Agreement, Collateral Agent Agreement and Security Agreement, dated as of May 10, 2012 by and between rVue Holdings, Inc. and iVue Holdings LLC
4.2	Form of Secured Convertible Promissory Note (1)
4.3	Form of Warrant (1)
4.4	Promissory Note Purchase Agreement dated as of May 11, 2012 among the Company and the investor listed therein
4.5	Security Agreement dated as of May 11, 2012 among the Company, the collateral agent and the noteholder listed therein
4.6	Collateral Agent Agreement dated as of May 11, 2012 among Jean M. Roche, as collateral agent, and the noteholder listed therein

(1) Incorporated by reference to the copy of such document included as an exhibit to our Current Report on Form 8-K filed on February 1, 2012.